INTEGRAL SYSTEMS
INVESTOR PRESENTATION

INTEGRAL SYSTEMS

Winter 2009 Exhibit 99.1

•
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act. Such forward-
looking statements include, but are not necessarily limited to, our anticipated financial performance, business prospects, technological developments, new products, research and development activities and similar statements concerning anticipated future events and expectations that are not historical facts.
•
These forward-looking statements are based on current information and expectations. We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including our reliance on contracts and subcontracts funded by the U.S. government, intense competition in the ground systems industry, the competitive bidding process to which our government and commercial contracts are subject, our dependence on the satellite industry for most of our revenues, rapid technological changes in the satellite industry, our acquisition strategy and other risks and uncertainties noted in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the year ended September 30, 2008, and subsequent filings. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
INTEGRAL SYSTEMS
SAFE HARBOR

3 INTEGRAL SYSTEMS OUR VISION To be the market leader in providing integrated solutions for satellite and terrestrial networks

WELCOME
INTEGRAL SYSTEMS

NASDAQ WELCOMES
25 YEAR
INTEGRAL
SYSTEMS
NASDAQ

• NasdaqGS: ISYS
• Founded: 1982
• Est. FY2009 Sales: $164.0 million
• Est. FY2009 Earnings: $2.9 million/$0.15 per diluted share
• Employees: 600 employees - 13 Locations in five countries
U.S. SBA Region III Contractor of the Year, 2009
Washington Post Top 200 Companies, 2009
Forbes Top 200 Small Companies in America, 2008
INTEGRAL SYSTEMS
AT A GLANCE

World Class Systems
Engineering
Best-In-Class Commercial
Product-Based Solutions
Back to Basics
•
Disciplined Investment in R&D and B&P
•
Reduction of Indirect and Unallowable Costs
•
Improved Communications
•
Improved Forecasting
•
Renewed Focus on Core Business
Improved Performance
•
Emphasis on Backlog Growth & Gross Margin
•
Reasonable Organic Growth
•
Strategic Acquisitions
•
Focus on Next Nearest Market Opportunities
—
Other Military Services
—
Managed Services
—
Network: Design, Installation, Operation
INTEGRAL SYSTEMS
BUSINESS APPROACH

DEPARTMENT OF THE AIR FORCE · UNITED STATES OF AMERICA

NASA

NOAA · NATIONAL OCEANIC AND ATMOSPHERIC ADMINISTRATION · U.S. DEPARTMENT OF COMMERCE

NATIONAL RECONNAISSANCE OFFICE · UNITED STATES OF AMERICA

WHITE SANDS MISSILE RANGE

Ascent Media

SES

ITT Engineered for life

GENERAL DYNAMICS

MITSUBISHI ELECTRIC Changes for the Better

EUMETSAT

Honeywell

ALEUT communications services

cnes

eutelsat

ECHOSTAR

NSPO

Intelsat.

Qwest Spirit of Service™

NORTHROP GRUMMAN

BOEING

Iridium Satellite

ProtoStar

HARRIS

QinetiQ

SKY Perfect JSAT Corporation

LOCKHEED MARTIN

APL Applied Physics Laboratory

SingTel

B-SAT

Telesat

BT

XM

kt

INTEGRAL SYSTEMS

6 Our Commitment to Customer Service… Integral Systems Has Supported 250+ Satellite Missions INTEGRAL SYSTEMS CUSTOMER COMMITMENT

Military &
Intelligence
Civil &
Commercial
Products Services
• US Air Force
• DISA
• Intelligence
• NASA
• NOAA
• Commercial Operators
• International
• U.S. Military
• Satellite Operators
• Network Operators
• Commercial and
government satellite
operators
• Space Situational
Awareness
• U.S. Army, U.S. Navy
• NATO
• Antenna/RF systems
integration
• Leverage footprint
• DHS
• Military Test Range
• Interference
detection,
characterization, and
geolocation
• Satellite
communications
managed services
• Technical support
INTEGRAL SYSTEMS
ALIGNED OPERATIONS

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INTEGRAL SYSTEMS

INTEGRAL SYSTEMS
GLOBAL OPERATIONS
Current presence
Future Services Expansion (Teleports)
Future Network Operation Center (Services)
AUSTRALIA
BRAZIL
SINGAPORE
UAE
HAWAII
NOC
COLUMBIA
NOC
TOULOUSE
UK
NOC
C. SPRINGS

Services Offered
• Network Operations Management
— Network planning, resource allocation,
and link optimization
— Satellite transponder, network, and link
Quality of Service monitoring
— RF interference detection and
geolocation
— Service Level Agreement (SLA) validation
• Technical Services & Sustainment
— Remote monitoring and control of
equipment at teleport & customer
ground terminal facilities
— Tech refresh and sustainment
— Expert operations and maintenance
services
• Systems Integration
— Low cost turn-key systems integration
capabilities
Rollout Strategy
1. Initial Infrastructure from current ISYS
products
— satID from RT Logic (geolocation)
— Monics from SAT Corp. (signal
monitoring)
— Compass from Newpoint (network
management)
— Antennas purchased COTS
— COTS work stations and servers
2. Global Services offered initially to
existing customer through existing
sales channels
3. Grow regionally as customer base
evolves
— Leverage current international sales
channels
INTEGRAL SYSTEMS
SERVICE SOLUTIONS

Current Products & Services to New Customers

New Products & Services to Existing Customers

Strategic, Accretive Acquisitions

INTEGRAL SYSTEMS

•
Interference Detection &
Geolocation
•
Emerging Niche Satellite
Operators
•
Expanded Military Footprint
•
Space Situational Awareness
•
Network Operations
–
Remote site monitoring
–
Data fusion
–
Payload  signal processing
•
Managed Services
–
Outsourced operations
management and systems
monitoring
–
Service-level
agreement/Quality of
Service (QoS) management
INTEGRAL SYSTEMS
GROWTH STRATEGY

15%
40%
45%
Government
Commercial
Products

4%
3%
93%
Asia Pacific
Europe
US

Recent Contract Awards:
•Restructured U.S. Air Force contract for rapid
attack, identification, detection (RAIDRS):
$77.0M ceiling
•Command
and Control System – Consolidated
(CCS-C): $7.5M Extended through 2011
•Hill Air Force Base: $4M new contract
Key Updates:
•
Opened Integral Systems Europe UK in
FY2009
•
Expect International to represent over 10%
of total revenue in FY10
•
Announced 6 new/expanded contracts in
Asia in FY09 totaling ~$15M
*BASED UPON FY 2009 RESULTS
SALES BY SEGMENT* SALES GEOGRAPHY*
INTEGRAL SYSTEMS
DIVERSIFIED GLOBAL PERSPECTIVE

12 FINANCIAL OVERVIEW

Back to Basics Management Approach
•
Cost-cutting measures implemented
•
Aligned for growth – capitalize on installed base
•
Completed infrastructure investments
Management Enhancement
•
Appointment of Paul G. Casner as President & CEO
•
Appointment of Maj Gen (Ret.) H. Marshal Ward as
COO
Business Developments
•
Major Air Force Contracts extended through
2011/2012 - Over $50Min new backlog
•
International Expansion
— Approx. $15.0M in Asia in FY09
— Significant European contracts with CNES, Thales,
NATO
FY10 GUIDANCE
Revenue
$170M - $174M
Gross Profit Margin
35% - 37%
EBITDA
$20M
Bookings
$200M
Cash Flow from
Operations
$25M - $30M
INTEGRAL SYSTEMS
FY 2010 OUTLOOK & RECENT DEVELOPMENTS

$250.0
$200.0
$150.0
$100.0
$50.0
$-
$128.7
$160.2
$159.9
$173.0
$190.0
$210.0
2007
2008
2009
2010(E)
2011(E)
2012(E)

$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
30.0%
20.0%
10.0%
0.0%
$20.8
$28.7
$8.0
$21.0
$28.0
$32.0
2007
2008
2009
2010(E)
2011(E)
2012(E)
EBITDA
EBITDA Margin

40.0%
39.0%
38.0%
37.0%
36.0%
35.0%
34.0%
33.0%
32.0%
31.0%
30.0%
32.9%
38.7%
33.6%
37.3%
37.2%
37.5%
2007
2008
2009
2010(E)
2011(E)
2012(E)

$5.0
$4.0
$3.0
$2.0
$1.0
$-
$2.3
$4.7
$4.7
$3.2
$4.0
$4.5
2007
2008
2009
2010(E)
2011(E)
2012(E)

INTEGRAL SYSTEMS

14 REVENUE EBITDA & MARGIN GROSS PROFIT MARGIN CAPITAL EXPENDITURES INTEGRAL SYSTEMS DIVERSIFIED GLOBAL PERSPECTIVE

$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$-
2006
2007
2008
2009
2010(E)
Funded
Unfunded
Bookings

INTEGRAL SYSTEMS

Key Opportunities
FY10 – FY12
• Space Network Ground Segment
Sustainment
• GPS Operational Control Segment
(OCX) Phase B
• Restricted Program, National
Reconnaissance Office (NRO)
• RAIDRS ECP 10
• Space Situational Awareness
• NATO Expansion
• Managed Services
• Antenna and Ground System
Integration (ISE UK)
INTEGRAL SYSTEMS
BOOKINGS, BACKLOG, AND PIPELINE

Best-in-Class Products

World Class Engineering

Extensive, Diversified Customer Base

27 Years in Command and Control Innovation

INTEGRAL SYSTEMS

16 INTEGRAL SYSTEMS SUMMARY

17 BACK UP INTEGRAL SYSTEMS

USE OF NON-GAAP FINANCIAL MEASURES
INTEGRAL SYSTEMS
EBITDA (earnings before interest, taxes, depreciation and amortization) is a non-GAAP financial measure used by management to evaluate operating performance.  Management believes that the presentation of EBITDA helps management and investors to make a meaningful comparison between our operating results and those of other companies, as well as providing a consistent comparison of our relative historical financial performance.  The presentation of this non-GAAP financial measure is not to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP. Below are reconciliations of fiscal years 2007 - 2012 net income to EBITDA:
Fiscal Year Ended September 25, 2009
2007 2008 2009 2010(E) 2011(E) 2012(E)
($ millions)
Net Income $      12.8 $      18.2 $        1.1 $        8.0 $      13.5 $      16.0
Other Income (Expense), net (2.2) (0.3) 0.1 0.4 0.6 0.8
Provision for Income Taxes 6.3 7.1 (1.0) 4.5 5.5 6.2
Income From Operations $      16.9 $      25.0 $        0.1 $      12.9 $      19.6 $      23.0
Non-Cash Stock Compensation 0.9 1.1 3.5 3.1 3.2 3.5
Depreciation and Amortization 3.0 2.6 4.3 5.0 5.2 5.5
EBITDA $      20.8 $      28.7 $        8.0 $      21.0 $      28.0 $      32.0